Exhibit 10.6

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED

JPMORGAN CHASE BANK, N.A.

TRADE & WORKING CAPITAL

[***]

SWIFT: [***]

DATE : 23 Oct 2026

FORM OF IRREVOCABLE STANDBY LETTER OF CREDIT

REFERENCE NO.: [***]

TO: UNITED THERAPEUTICS CORPORATION 1000 SPRING STREET, SILVER SPRING, MARYLAND 20910

UNITED STATES

DEAR SIR/MADAM,

WE HEREBY ISSUE OUR IRREVOCABLE STANDBY LETTER OF CREDIT IN YOUR FAVOR.

BENEFICIARYUNITED THERAPEUTICS CORPORATION

1000 SPRING STREET, SILVER SPRING,

MARYLAND 20910

UNITED STATES

ACCOUNT PARTYLIQUIDIA TECHNOLOGIES, INC.

419 DAVIS DR STE 100,

MORRISVILLE, NC 27560-7551

DATE OF EXPIRY[***]

OUR COUNTER

USD 72,700,000.00

ISP LATEST VERSION

WE HEREBY ISSUE THIS LETTER OF CREDIT FOR THE ACCOUNT OF LIQUIDIA CORPORATION 419 DAVIS DR STE 100 MORRISVILLE, NORTH CAROLINA, 27560 ON BEHALF OF LIQUIDIA TECHNOLOGIES, INC.

FUNDS UNDER THIS CREDIT ARE AVAILABLE AT SIGHT WITH JPMORGAN CHASE BANK N.A. UPON PRESENTATION OF THE FOLLOWING:

BENEFICIARY'S SIGNED AND DATED STATEMENT READING AS FOLLOWS: "LIQUIDIA TECHNOLOGIES, INC. HAS FAILED TO PAY ALL OR ANY PORTION OF AN APPLICABLE PROSPECTIVE INFRINGEMENT INSTALLMENT, EACH SUCH INSTALLMENT BEING IN THE AMOUNT OF USD72,700,000.00, THAT HAS BECOME DUE AND PAYABLE PURSUANT TO SECTION 2.2 OF THAT CERTAIN SETTLEMENT AGREEMENT, DATED AS OF OCTOBER 13, 2026, BY AND BETWEEN LIQUIDIA TECHNOLOGIES, INC. AND UNITED THERAPEUTICS CORPORATION, AND THE AMOUNT DEMANDED HEREUNDER DOES NOT EXCEED THE AMOUNT OF SUCH PROSPECTIVE INFRINGEMENT INSTALLMENT THAT IS THEN DUE AND UNPAID. WE HEREBY DEMAND THE AMOUNT OF USD UNDER JPMORGAN CHASE BANK, N.A. LETTER OF CREDIT NUMBER [***]."

THIS LETTER OF CREDIT IS TRANSFERABLE, BUT ONLY IN ITS ENTIRETY, AND MAY BE SUCCESSIVELY TRANSFERRED. TRANSFER OF THIS LETTER OF CREDIT SHALL BE EFFECTED BY US UPON YOUR SUBMISSION OF THIS ORIGINAL LETTER OF CREDIT, INCLUDING ALL AMENDMENTS, IF ANY,

ACCOMPANIED BY OUR TRANSFER REQUEST FORM DULY COMPLETED AND EXECUTED. IF YOU WISH TO TRANSFER THE LETTER OF CREDIT, PLEASE

CONTACT US FOR THE FORM WHICH WE SHALL PROVIDE TO YOU UPON YOUR REQUEST. IN ANY EVENT, THIS LETTER OF CREDIT MAY NOT BE TRANSFERRED TO ANY PERSON OR ENTITY LISTED IN OR OTHERWISE SUBJECT TO, ANY SANCTION OR EMBARGO UNDER ANY APPLICABLE RESTRICTIONS. CHARGES AND FEES RELATED TO SUCH TRANSFER WILL BE FOR THE ACCOUNT OF THE ACCOUNT PARTY.

WE ENGAGE WITH YOU THAT DOCUMENTS DRAWN AND PRESENTED UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS LETTER OF CREDIT SHALL BE DULY HONORED IF PRESENTED AT OUR COUNTERS AT JPMORGAN CHASE BANK, N.A.,TRADE AND WORKING CAPITAL OPERATIONS, [***], ON OR BEFORE THE EXPIRATION DATE. ALL PAYMENTS DUE HEREUNDER SHALL BE MADE BY WIRE TRANSFER TO THE BENEFICIARY'S ACCOUNT PER THEIR INSTRUCTIONS. ALL DOCUMENTS PRESENTED MUST BE IN ENGLISH.

THIS LETTER OF CREDIT MAY BE CANCELLED PRIOR TO EXPIRATION PROVIDED A WRITTEN STATEMENT, SIGNED BY THE BENEFICIARY, IS RECEIVED BY JPMORGAN CHASE BANK, N.A., AT OUR ADDRESS AS INDICATED HEREIN, STATING THAT THE LETTER OF CREDIT NO. [***] IS NO LONGER REQUIRED AND CAN BE CANCELLED.

WE MUST COMPLY WITH ALL SANCTIONS, EMBARGO AND OTHER LAWS AND REGULATIONS OF THE U.S. AND OF OTHER APPLICABLE JURISDICTIONS TO THE EXTENT THEY DO NOT CONFLICT WITH SUCH U.S. LAWS AND REGULATIONS ("APPLICABLE RESTRICTIONS"). SHOULD DOCUMENTS BE PRESENTED INVOLVING ANY COUNTRY, ENTITY, VESSEL OR INDIVIDUAL LISTED IN OR OTHERWISE SUBJECT TO ANY APPLICABLE RESTRICTION, WE SHALL NOT BE LIABLE FOR ANY DELAY OR FAILURE TO PAY, PROCESS OR RETURN SUCH DOCUMENTS OR FOR ANY RELATED DISCLOSURE OF INFORMATION.

THIS LETTER OF CREDIT IS GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND, EXCEPT AS OTHERWISE EXPRESSLY STATED HEREIN, TO THE INTERNATIONAL STANDBY PRACTICES, ICC PUBLICATION NO. 590 (THE "ISP98"), AND IN THE EVENT OF ANY CONFLICT ISP98 WILL CONTROL, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS. ANY DISPUTES ARISING FROM OR IN CONNECTION WITH THIS STANDBY LETTER OF CREDIT SHALL BE SUBJECT TO THE EXCLUSIVE JURISDICTION OF UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN.

PLEASE ADDRESS ALL CORRESPONDENCE REGARDING THIS STANDBY LETTER OF CREDIT QUOTING OUR REFERENCE [***] TO:

JPMORGAN CHASE BANK, N.A.

TRADE AND WORKING CAPITAL OPERATIONS

[***]

[***]

United States

23 Oct 2026

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All inquiries regarding this transaction may be directed to our Client Service Group quoting our reference [***]using the following contact details:

Telephone Number: [***]

Email Address: [***]

Yours Faithfully,

JPMorgan Chase Bank, N.A.,

/s/ Tahir H Rana

Authorized Signature

Tahir H Rana

VP - Operations Manager

[***]

United States

23 Oct 2026

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